Exhibit 10.5

INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS

This indemnity agreement (“Indemnity Agreement”), dated as of November 18, 2004, is given pursuant to the terms and conditions of the Loan Agreement dated as of even date captioned “Loan Agreement” (the “Loan Agreement”) among FT-FIN ACQUISITION LLC, a Delaware limited liability company (“Borrower”), KEYBANK NATIONAL ASSOCIATION, a national banking association having an address at 101 Federal Street, Boston, Massachusetts, and the other lending institutions which become parties to the Loan Agreement (KEYBANK NATIONAL ASSOCIATION and such other lending institutions which become parties to the Loan Agreement are collectively referred to as the “Lenders” and individually as the “Lender”), and KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”).  All capitalized terms used in this Indemnity Agreement which are not otherwise specifically defined herein shall have the same meaning herein as in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Borrower is the owner, directly and indirectly, of all or a substantial portion of the ownership interests in the Borrower Partnerships or Borrower LLCs (each such entity a “Subsidiary” collectively the “Subsidiaries”), which Subsidiaries own various fee, ground lease, land estate and other interests in the Individual Properties (such interests, collectively, the “Property”);

WHEREAS, the Agent, on behalf of itself and the Lenders, has made and Borrower has accepted a loan in the amount of $53,000,000.00 (the “Loan”), which Loan is evidenced by that certain Note of even date from Borrower payable to the Agent on behalf of itself and the Lenders in the principal amount of $53,000,000.00 (the “Note”) executed pursuant to the Loan Agreement;

WHEREAS, as a condition to making the Loan, the Agent requires Borrower, certain of the Subsidiaries of the Borrower, and First Union Real Estate Equity and Mortgage Investments (“First Union”) to provide certain indemnities concerning Hazardous Materials (as hereinafter defined) presently upon, in or under any Property, or hereafter placed or otherwise located thereon or therein;

WHEREAS, to induce the Agent to make the Loan to Borrower, Borrower, First Union, Churchill and Orlando (singly and collectively, the “Indemnitor”) have agreed to provide this Indemnity Agreement for the Agent’s benefit.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, by its acceptance of delivery hereof, Indemnitor hereby agrees as follows:

1.                                       Definitions.  The following definitions shall apply for purposes of this Indemnity Agreement:

a.                                       “Environmental Law” shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any

Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells.  Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time:  (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. §9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §6901 et seq.); (iii) the Toxic Substances Control Act (15 U.S.C. §2601 et seq.); (iv) the Clean Water Act (33 U.S.C. §1251 et seq.); (v) the Clean Air Act (42 U.S.C. §7401 et seq.); (vi) the Safe Drinking Water Act (21 U.S.C. §349; 42 U.S.C. §201 and §300f et seq.); (vii) the National Environmental Policy Act of 1969 (42 U.S.C. §4321); and (viii) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.).

b.                                      “Hazardous Materials” shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law.  Without limiting the generality of the foregoing, the term shall mean and include:

i.                                          “hazardous substances” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

ii.                                       “hazardous waste” as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

iii.                                    “hazardous materials” as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder;

iv.                                   “chemical substance or mixture” as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder;

c.                                       “Indemnified Parties” shall mean the Agent, each Lender, Agent and each Lender’s parent, Subsidiaries and Affiliates, each of their respective shareholders, directors, officers, employees and agents, and the successors and assigns of any of them; and “Indemnified Party” shall mean any one of the Indemnified Parties.

d.                                      “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

e.                                       “Threat of Release” shall mean a substantial likelihood of a Release which requires action under Environmental Laws to prevent or mitigate damage to the environment which may result from such Release.

2.                                       Indemnity Agreement.  Indemnitor covenants and agrees, jointly and severally, at its sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Agent) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party and, and arising directly or indirectly from or out of: (A) the Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of any Property, regardless of whether or not caused by or within the control of Indemnitor or any Subsidiary; (B) the violation of any Environmental Laws relating to or affecting any Property or Indemnitor or any Subsidiary, whether or not caused by or within the control of Indemnitor or any Subsidiary; (C) the failure of Indemnitor to comply fully with the terms and conditions of this Indemnity Agreement; or (D) the enforcement of this Indemnity Agreement, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of any Property or any surrounding areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of any Property or any surrounding areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of any Property or any surrounding areas.  The Agent’s and the other Indemnified Parties’ rights under this Indemnity Agreement shall be in addition to all rights of the Agent under the Loan Agreement, the Note, and under any other documents or instruments evidencing, securing or relating to the Loan (the Loan Agreement, the Note, and such other documents or instruments, as amended or modified from time to time, being herein referred to as the “Loan Documents”), and payments by Indemnitor under this Indemnity Agreement shall not reduce Indemnitor’s obligations and liabilities under any of the Loan Documents.  If any action or proceeding in respect of which indemnity may be sought from Indemnitor in accordance with Section 2 is brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify in writing

(but the failure to give such notice shall not affect Indemnitor’s obligations hereunder unless Indemnitor demonstrates that the defense of such action or proceeding was materially prejudiced by such failure), and Indemnitor shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and the payment of all defense costs and expenses.  The Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by the Indemnified Party unless (i) Indemnitor has agreed in writing to pay such fees and expenses, or (ii) Indemnitor shall have failed to assume the defense of such action or proceeding.  If Indemnitor assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by Indemnitor without the Indemnified Party’s consent (which shall not be unreasonably withheld or delayed) unless (i) there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Party and (ii) the sole relief provided is monetary damages that are paid in full by Indemnitor and (b) Indemnitor shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).

3.                                       Assessment; Remediation.

a.                                       The Agent shall have the right to require Indemnitor, at its own cost and expense, to obtain a professional environmental assessment for any Property in accordance with the Agent’s then standard environmental assessment requirements, provided that such requirements are consistent with the reasonable guidelines of Phase I or Phase II environmental site assessments as established by the Agent consistently applied in similar situations upon the occurrence of any one or more of the following events: (i) an Event of Default but only during the continuance thereof; or (ii) upon the Agent obtaining knowledge of the occurrence of a Release or Threat of Release on, in, on, under or affecting the said Property and the determination by the Agent that such Release or Threat of Release could reasonably be expected to have a Material Adverse Effect.

b.                                      In the event that Indemnitor does not commence any such environmental assessment within forty-five (45) days of the written request therefor by the Agent, the Agent may, at Indemnitor’s cost and expense, cause such environmental assessment to be undertaken.

c.                                       Any amounts paid or advanced by the Agent and all costs and expenditures incurred in connection with any action taken pursuant to the terms of this Indemnity Agreement, including but not limited to reasonable environmental consultants’ and experts’ fees and expenses, attorneys’ fees and expenses, court costs and all costs of assessment monitoring clean-up, containment, remediation, removal and restoration, with interest thereon at the Default Rate, shall be a demand obligation of Indemnitor to the Agent, and shall be added to the Obligations secured by the Collateral and shall be secured by the lien of the Security Documents as fully and as effectively and with the same priority as every other Obligation secured thereby.

4.                                       Survival.

a.                                       The indemnity set forth above in Paragraph 2 shall survive the repayment of the Loan and any exercise by the Agent of any remedies under the Loan Agreement or any other Loan Document.

b.                                      It is agreed and intended by Indemnitor and the Agent that the indemnity set forth above in Paragraph 2 may be assigned or otherwise transferred by the Agent to its successors and assigns and to any subsequent purchaser of all or any portion of the Loan by, through or under the Agent, without notice to Indemnitor and without any further consent of Indemnitor.  To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Indemnitor in order to maximize the extent and effect of the indemnity given hereby.

5.                                       No Waiver.  The liabilities of Indemnitor under this Indemnity Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with the Agent or any Person who succeeds Indemnitor or any Subsidiary as owner of a Property.  Notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Indemnitor under this Indemnity Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of the Note or any Collateral or any sale or transfer of all or part of a Property; (iii) any exculpatory provision in any of the Loan Documents limiting the Agent’s recourse to property encumbered by the Loan Documents or to any other security, or limiting the Agent’s rights to a deficiency judgment against Indemnitor; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under any of the Loan Documents; (v) the release of Indemnitor or any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, the Agent’s voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Note; or (vii) the Agent’s failure to file any UCC-1 financing statements (or the Agent’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

6.                                       Waiver by Indemnitor and Agent.  Indemnitor waives any right or claim of right to cause a marshaling of Indemnitor’s assets or to cause the Agent to proceed against any of the security for the Loan before proceeding under this Indemnity Agreement against Indemnitor or to proceed against Indemnitor in any particular order; Indemnitor agrees that any payments required to be made hereunder shall become due on demand.

7.                                       Delay.  No delay on the Agent’s part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any privilege, power or right hereunder.

8.                                       Counterparts.  This Indemnity Agreement may be executed in one or more counterparts, each of which shall be deemed an original.  Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the liability of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute all of said counterparts.

9.                                       Notices.  Each notice, demand, election or request provided for or permitted to be given pursuant to this Indemnity Agreement shall be given in accordance with the terms of the Loan Agreement.

10.                                 Amendments.  No provision of this Indemnity Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

11.                                 Binding Effect.  Except as herein provided, this Indemnity Agreement shall be binding upon Indemnitor and its successors and assigns, and shall inure to the benefit of the Agent, each Lender, the other Indemnified Parties, and respective successors and assigns.  Notwithstanding the foregoing, Indemnitor, without the prior written consent of the Agent in each instance, which consent shall not be withheld unreasonably, may not assign, transfer or set over to another, in whole or in part, all or any part of its or their benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.

12.                                 GOVERNING LAW; CONSENT TO JURISDICTION.  THIS INDEMNITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).  INDEMNITOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS

INDEMNITY AGREEMENT, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, OR (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS. INDEMNITOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO INDEMNITOR AS SET FORTH IN PARAGRAPH 9 ABOVE, AND SERVICE TO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED.  NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST INDEMNITOR PERSONALLY, AND AGAINST ANY PROPERTY OF INDEMNITOR OR ANY SUBSIDIARY, WITHIN ANY OTHER STATE.  INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF INDEMNITOR AND THE AGENT HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY INDEMNITOR TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Indemnitor has caused this Indemnity Agreement to be executed under seal as of the day and year first written above.

INDEMNITOR:	FT-FIN ACQUISITION LLC,
a Delaware limited Liability Company

	By:		PARK PLAZA MALL, LLC, a Delaware limited liability company, its Sole Member

	By:		FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, its Sole Member

By:
		Name:	Carolyn Tiffany
		Title:	Chief Operating Officer

FT-ORLANDO PROPERTY LLC,
a Delaware limited Liability Company

	By:	FT-FIN ACQUISITION LLC,
a Delaware limited Liability Company

	By:	PARK PLAZA MALL, LLC, a Delaware limited liability company, its Sole Member

		By:	FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, its Sole Member

By:
		Name:	Carolyn Tiffany
		Title:	Chief Operating Officer

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FT-CHURCHILL PROPERTY L.P.,
a Delaware limited partnership

	By:	FT-FIN GP LLC, a Delaware limited Liability Company, its General Partner

		By:	FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, its Sole Member

By:
		Name:	Carolyn Tiffany
		Title:	Chief Operating Officer

FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS, its Sole Member

By:
		Name:	Carolyn Tiffany
		Title:	Chief Operating Officer

AGENT:	KEYBANK NATIONAL ASSOCIATION

By:
Jeffry M. Morrison
duly authorized

854176.3

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